UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2013

NOVAGEN SOLAR INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy Ste 2227, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

A. Appointment of Noel Charles Mewett as a Director

On January 22, 2013, the board of directors of Novagen Solar Inc. (the “Company”) appointed Noel Charles Mewett, 63, as a director, and further elected him as a non-executive Chairman of the board, with immediate effect. As Chairman, Mr. Mewett will organize and coordinate the board's activities, review and evaluate the performance of the Chief Executive Officer and the other board members, and when present, preside at all meetings of the board of directors.

Mr. Mewett has 40 years of business experience, having owned and operated numerous highly successful and profitable businesses in diverse market sectors. He holds a bachelor’s degree in sales and marketing from Melbourne University in Melbourne, Australia, and has also studied architecture at Melbourne University.

During the past five years, Mr. Mewett has held the following positions:

Position(s) Held	From	To	Employer	Business Operations

director/owner	2002	2010	Goldsite Pty Ltd	Retirement Village
director/builder	2005	2013	Mewett Developments Pty Ltd	Construction
director	2006	2007	Seachange Lifestyle Communities Pty Ltd	Retirement Village
director	2007	2013	Savannah Lifestyle Resorts Pty Ltd	Retirement Village
director	2011	2013	Riverstone Resources Pty Ltd	Gold Mining
director/owner	2010	2013	Mewett Business Group Pty Ltd	Hospitality
director/owner	2012	2013	More Concepts, Hong Kong	Int. Debit Card

B. Appointment of Garry W. Kinnaird as a Director

On January 22, 2013, the board of directors of the Company appointed Garry Kinnaird, 59, as a director and further elected him as Vice-chairman of the board of directors, with immediate effect. Mr. Kinnaird will, when present, preside at all meetings of the board in the absence of the Chairman.

Mr. Kinnaird is a Certified Financial Planner in Australia and a Justice of the Peace for the State of Queensland, Australia. He brings 32 years of financial and business experience to Novagen.

During the past five years, Mr. Kinnaird has held the following positions:

Position(s) Held	From	To	Employer	Business Operations

Senior Planner	1980	2012	AMP Ltd.	financial planning
Senior Partner	2004	2012	Advice First Pty Ltd.	financial planning
Director/Secretary	1986	2012	GK Financial Group Pty Ltd.	financial planning
Director/Secretary	1990	Present	Silverbow Pty Ltd.	trustee of an investment trust
Director	2001	Present	F & A Management No. 113 Pty Ltd.	trustee of a real estate trust

Item 7.01 Regulation FD Disclosure

On January 23, 2013, Novagen Solar Inc. (the “Company”) issued a press release announcing that Noel Charles Mewett had been appointed a director of the Company and elected Chairman of the board, and that Garry W. Kinnaird had been appointed a director of the Company and elected Vice-chairman of the board. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of Novagen Solar Inc., dated January 23, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.

/s/ Micheal P. Nugent

Micheal P. Nugent

President & CEO

Date: January 23, 2013